Exhibit 99.1

Guidewire Software Announces First Quarter Fiscal 2014 Financial Results

Foster City, CA - December 3, 2013 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products for Property/Casualty (P/C) insurers, today announced its financial results for the fiscal quarter ended October 31, 2013.

“Our first quarter results reflected our customary seasonality, but exceeded expectations for both revenue and profitability,” said Marcus Ryu, Chief Executive Officer of Guidewire Software. “We see good validation for the investments we are making in our existing products and in new initiatives that expand our market opportunity. We also announced new capabilities in InsuranceSuite8, which were positively received by customers at our Connections user conference in October. We also added three paying Guidewire Live customers and have since closed the first sale of our new data management capabilities.”

Ryu added, “Based on our pipeline and long-term view of global P/C industry demand for legacy core system replacement, we are investing to expand on our leadership position and pursue opportunities that we expect to lead to sustained revenue growth and profitability in the years ahead.”

First Quarter Fiscal 2014 Financial Highlights

Revenue

•	Total revenue for the first quarter of fiscal 2014 was $66.5 million, an increase of 5% from the comparable period in fiscal 2013.

•
Total license revenue, including term and perpetual licenses, for the first quarter of fiscal 2014 was $18.9 million, compared to $20.8 million in the comparable period in fiscal 2013. Term license revenue was $18.4 million compared to $20.6 million in the first quarter of fiscal 2013. Revenue from perpetual licenses was $0.5 million compared with $0.2 million a year ago. Maintenance revenue was $9.6 million, up 3% from the comparable period in fiscal 2013, and services revenue was $38.0 million, up 15% from the comparable period in fiscal 2013.

•	Rolling four-quarter recurring term license and maintenance revenue was $148.5 million, an increase of 29% from the comparable period in fiscal 2013.

Profitability

•	GAAP operating loss was $(18.1) million for the first quarter of fiscal 2014, compared to $(0.1) million operating loss in the comparable period in fiscal 2013.

•	Non-GAAP operating loss was $(3.1) million for the first quarter of fiscal 2014, compared to $9.7 million Non-GAAP operating income in the comparable period in fiscal 2013.

•
GAAP net loss was $(10.6) million for the first quarter of fiscal 2014, compared to $0.4 million GAAP net income for the comparable period in fiscal 2013. GAAP net loss per share was $(0.18), based on basic and diluted weighted average shares outstanding of 58.6 million, compared to GAAP earnings per share of $0.01 for the comparable period in fiscal 2013, based on diluted weighted average shares outstanding of 61.2 million.

•
Non-GAAP net loss was $(0.4) million for the first quarter of fiscal 2014, compared to $6.7 million Non-GAAP net income in the comparable period in fiscal 2013. Non-GAAP net loss per diluted share was $(0.01), based on basic and diluted weighted average shares outstanding of 58.6 million, compared to $0.11 Non-GAAP net income per diluted share for the first quarter of fiscal 2013, based on diluted weighted average shares outstanding of 61.2 million.

Balance Sheet

•
The Company had $576.9 million in cash, cash equivalents and investments at October 31, 2013, compared to $207.7 million at July 31, 2013. The Company used $14.6 million in cash flow from operations in the first quarter, compared to cash flow used in operations of $16.3 million in the comparable period in fiscal 2013.

Conference Call Information

What:	Guidewire Software First Quarter Fiscal 2014 Financial Results Conference Call

When:        Tuesday, December 3, 2013
Time:        2:00 p.m. PT (5:00 p.m. ET)
Live Call:    (877) 604-9665, domestic
(719) 325-4763, international
Replay:        (877) 870-5176, passcode 2580053, domestic
(858) 384-5517, passcode 2580053, international
Webcast:    http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire's website for a period of three months.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income and Non-GAAP earnings per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire's financial condition and results of operations. The Company's management uses these non-GAAP measures to compare the company's performance to that of prior periods for trend analyses, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company's business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.
About Guidewire Software
Guidewire Software is a provider of software products for Property/Casualty insurers. Designed to be flexible and scalable, Guidewire products enable insurers to deliver excellent service, increase market share and lower operating costs. Guidewire products include Guidewire InsuranceSuite™, consisting of Guidewire PolicyCenter®, Guidewire ClaimCenter® and Guidewire BillingCenter® which span the core functional areas in insurance; Guidewire LiveSM, a cloud-based network connecting peer insurers, core system data and expert tools through instant on apps; Guidewire DataHub™ and Guidewire InfoCenter™ which help insurers address their data management and business intelligence challenges. Guidewire is headquartered in Foster City, California, with offices in Beijing, Dublin, Hong Kong, London, Munich, Paris, Sydney, Tokyo, Toronto and Warsaw. For more information, please visit www.guidewire.com.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, Guidewire BillingCenter, Guidewire InsuranceSuite, Guidewire DataHub, Guidewire InfoCenter, Guidewire Live, Live Inside, Before & After, Claim Canvas, ViewPoint, Guidewire PartnerConnect, Guidewire SolutionConnect, Deliver Insurance Your Way, and the Guidewire logo are trademarks, service marks, or registered trademarks of Guidewire Software, Inc. in the United States and/or other countries.

Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our market positioning, future adoption of our products and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire's control. Guidewire's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire's most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire's views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire's views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	October 31, 2013	July 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$437,145	$79,767
Short-term investments	91,561	76,932
Restricted cash, current	174	167
Accounts receivable	47,093	40,885
Deferred tax assets, current	2,895	2,897
Prepaid expenses and other current assets	8,263	9,445
Total current assets	587,131	210,093
Long-term investments	48,192	51,040
Property and equipment, net	12,434	12,914
Intangible assets, net	6,519	6,879
Deferred tax assets, noncurrent	28,526	21,091
Goodwill	9,143	9,048
Other assets	1,103	1,205
TOTAL ASSETS	$693,048	$312,270
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,925	$6,517
Accrued employee compensation	16,514	26,302
Deferred revenues, current	39,819	37,351
Other current liabilities	3,719	4,614
Total current liabilities	66,977	74,784
Deferred revenues, noncurrent	3,686	3,845
Other liabilities	5,029	5,212
Total liabilities	75,692	83,841
STOCKHOLDERS’ EQUITY:
Common stock	7	6
Additional paid-in capital	636,904	237,769
Accumulated other comprehensive loss	(1,152)	(1,558)
Accumulated deficit	(18,403)	(7,788)
Total stockholders’ equity	617,356	228,429
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$693,048	$312,270

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands except share and per share data)

	Three Months Ended October 31,
	2013	2012
Revenues:
License	$18,870	$20,812
Maintenance	9,639	9,370
Services	38,020	33,119
Total revenues	66,529	63,301
Cost of revenues: (1)
License	903	167
Maintenance	1,903	1,564
Services	37,114	25,826
Total cost of revenues	39,920	27,557
Gross profit:
License	17,967	20,645
Maintenance	7,736	7,806
Services	906	7,293
Total gross profit	26,609	35,744
Operating expenses: (1)
Research and development	18,750	14,764
Sales and marketing	17,134	12,376
General and administrative	8,865	8,666
Total operating expenses	44,749	35,806
Income (loss) from operations	(18,140)	(62)
Interest income, net	158	90
Other income, net	204	141
Income (loss) before provision for (benefit from) income taxes	(17,778)	169
Provision for (benefit from) income taxes	(7,163)	(278)
Net income (loss)	$(10,615)	$447
Earnings (loss) per share:
Basic	$(0.18)	$0.01
Diluted	$(0.18)	$0.01
Shares used in computing earnings (loss) per share:
Basic	58,649,353	54,814,044
Diluted	58,649,353	61,185,270

(1) Amounts include stock-based compensation expense as follows:	Three Months Ended October 31,
	2013	2012
Stock-based compensation expenses:
Cost of license	$102	$—
Cost of maintenance revenues	279	261
Cost of services revenues	4,560	2,616
Research and development	3,195	2,042
Marketing and sales	3,489	1,651
General and administrative	3,075	3,214
Total stock-based compensation expenses	$14,700	$9,784

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended October 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(10,615)	$447
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	1,591	1,100
Stock-based compensation	14,700	9,784
Excess tax benefit from exercise of stock options and vesting of RSUs	(132)	(114)
Deferred taxes	(7,431)	(917)
Other noncash items affecting net income (loss)	316	—
Changes in operating assets and liabilities:
Accounts receivable	(6,210)	(5,847)
Prepaid expenses and other assets	1,335	1,016
Accounts payable	884	827
Accrued employee compensation	(9,947)	(11,604)
Other liabilities	(1,299)	929
Deferred revenues	2,225	(11,900)
Net cash used in operating activities	(14,583)	(16,279)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(43,157)	—
Sales and maturities of available-for-sale securities	31,102	—
Purchase of property and equipment	(1,206)	(4,810)
Acquisition, net of cash acquired	(95)	—
Decrease in restricted cash	—	1,605
Net cash used in investing activities	(13,356)	(3,205)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	2,063	3,163
Taxes remitted on RSU awards vested	(7,302)	(4,164)
Proceeds from issuance of common stock in connection with public offerings, net of underwriting discounts and commission	389,949	—
Costs paid in connection with public offerings	(107)	—
Excess tax benefit from exercise of stock options and vesting of RSUs	132	114
Net cash provided by (used in) financing activities	384,735	(887)
Effect of foreign exchange rate changes on cash and cash equivalents	582	125
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	357,378	(20,246)
CASH AND CASH EQUIVALENTS—Beginning of period	79,767	205,718
CASH AND CASH EQUIVALENTS—End of period	$437,145	$185,472

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended October 31,
Income (loss) from operations reconciliation:	2013	2012
GAAP net income (loss) from operations	$(18,140)	$(62)
Non-GAAP adjustments:
Stock-based compensation (1)	14,700	9,784
Amortization of intangibles (1)	360	—
Tax effect on Non-GAAP adjustment (2)	—	—
Non-GAAP net income (loss) from operations	$(3,080)	$9,722

Net income (loss) reconciliation:
GAAP net income (loss)	$(10,615)	$447
Non-GAAP adjustments:
Stock-based compensation (1)	14,700	9,784
Amortization of intangibles (1)	360	—
Tax effect on Non-GAAP adjustments (2)	(4,834)	(3,532)
Non-GAAP net income (loss)	$(389)	$6,699
(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the tax benefit resulting from all non-GAAP adjustments.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended October 31,
	2013	2012
Earnings per share reconciliation:
GAAP earnings (loss) per share - Diluted	$(0.18)	$0.01
Amortization of intangibles acquired in business combinations	0.01	—
Stock-based compensation	0.25	0.16
Less tax benefit of non GAAP items	(0.09)	(0.06)
Non-GAAP dilutive shares excluded from GAAP EPS calculation (3)	—	—
Non-GAAP earnings (loss) per share - Diluted	$(0.01)	$0.11
(3) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an antidilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

	Three Months Ended October 31,
	2013	2012
Shares used in computing non-GAAP per share amounts:
Weighted average shares - Diluted	58,649,353	61,185,270
Non-GAAP dilutive shares excluded from GAAP EPS calculation (3)	—	—
Pro forma weighted average shares - Diluted	58,649,353	61,185,270
(3) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an antidilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.